                                                                 EXHIBIT 10.18.2



      SECOND AMENDMENT (this "Amendment"), dated as of March 18, 2002, to the Credit Agreement, dated as of September 20, 1999, as Amended and Restated as of October 20, 2000, as amended to date (the "Credit Agreement"), among Cricket Communications Holdings, Inc., Cricket Communications, Inc., the Lenders party thereto and Lucent Technologies Inc., as Administrative Agent. Terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

      WHEREAS, Holdings and the Borrower have requested that certain provisions of the Credit Agreement be amended in certain respects, and the Required Lenders and the Administrative Agent are willing to amend such provisions on the terms and subject to the conditions set forth herein.

      NOW, THEREFORE, for and in consideration of the mutual agreements contained in this Amendment and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

      Section 1. Amendments.

      (a) The Table of Contents to the Credit Agreement is hereby amended by inserting "Schedule 5.18 - - Parent and Subsidiary Licenses" and "Schedule 5.19
- - Further Investments" immediately after "Schedule 3.13 - - Insurance", and by inserting "Schedule 6.26 - - BTAs in Borrower 40 Market Plan" immediately after "Schedule 6.08 - - Existing Restrictions".

      (b) The Credit Agreement is hereby amended by attaching Exhibit A hereto as Schedule 5.18 thereto, by attaching Exhibit B hereto as Schedule 5.19 thereto, and by attaching Exhibit C hereto as Schedule 6.26 thereto.

      (c) Section 1.01 of the Credit Agreement is hereby amended as follows:

            (i) The following definitions are hereby inserted in the appropriate alphabetical order:

                  "Additional Contributed FCC Licenses" means the FCC licenses listed in Section B of Schedule 5.18, any additional FCC license contributed to a License Subsidiary in accordance with subparagraphs
            (d), (e) or (f) of Section 5.18, and an FCC license for Rochester, New York if and when acquired.

                  "Parent Group" means Parent and/or each of its subsidiaries that is not a Loan Party.

                  "Parent Group Asset Sales" means any sale, transfer or other disposition of Parent Group assets, excluding sales, transfers and dispositions: (A) of Permitted Investments and other current assets;
            (B) to another Person in the Parent Group or to a Loan Party; or (C) which, separately or together with other sales, transfers and dispositions in a group or series of related sales, transfers and dispositions, generates Net Proceeds of less than $500,000.


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                  "Parent Group Capital Event" means any of the following which occurs after March 1, 2002: (a) any realization by Parent Group of any cash proceeds in respect of any investments in Pegaso Comunicaciones, S.A. de C.V. (whether as a result of a sale of any such investment, any payment received in respect thereof or otherwise); (b) the FCC's return to Parent Group of all or any portion of any deposit paid by Parent Group to the FCC (including in connection with FCC Auction 35); (c) Parent's issuance of any Equity Interest, excluding the issuance of Equity Interests in connection with the exercise of any option to acquire Parent Equity Interests granted to holders of Qualcomm Incorporated options in connection with the distribution of Parent Equity Interests by Qualcomm Incorporated in September 1998 or granted to directors, officers, employees or consultants of Parent or any of its subsidiaries; and
            (d) Parent Group Asset Sales; and (e) the incurrence by Parent Group of Indebtedness for borrowed money.

            (ii) clause (A) of subparagraph (i) of the proviso in the definition of Eligible Secured Debt is amended to read as follows:

            (A) such Indebtedness is incurred, for equipment, within six months after the later of the acquisition, the completion of construction and final acceptance or the commencement of full operation of the relevant equipment, and, for services, within six months of the completion thereof (or, in the case of services provided by or on behalf of Lucent, Nortel Networks Inc. or Ericsson Wireless Communications, Inc., within twelve months of the completion thereof),

            (iii) the definition of "Net Proceeds" is hereby amended by adding the following to the end thereof:

            provided, however, that for purposes of determining Net Proceeds received by Parent Group in connection with any event, references in the foregoing provisions of this definition to the Borrower and the Subsidiary Loan Parties shall be deemed to be references to the Parent Group, and references solely to the Borrower shall be deemed to be references to Parent. Notwithstanding the foregoing: (a) the Net Proceeds, if any, received by Parent Group in connection with the transfer of licenses listed in Section E of Schedule 5.18 shall be reduced by the lesser of (i) $1,300,000, and (ii) the amount of any equity investment made by Parent in Cricket Licensee (Lakeland), Inc. after March 18, 2002 and applied to the repayment of the FCC Debt owed by Cricket Licensee (Lakeland), Inc., (b) Net Proceeds received by any subsidiary of Parent that is a member of the Parent Group but that is not a wholly-owned subsidiary (whether owned directly or indirectly) shall be deemed to be Net Proceeds received by Parent Group only to the extent such Net Proceeds are received by Parent or any such wholly-owned subsidiary as cash proceeds, or are permitted to be transferred to and received by Parent or any such wholly-owned subsidiary as cash proceeds, and (c) Net Proceeds, if any, received by Parent Group in connection with the incurrence of Indebtedness shall be reduced by the sum of (i) $50,000,000, plus
            (ii) unless and
            until Parent's obligation to purchase licenses pursuant to FCC Auction 35 is irrevocably terminated, the aggregate amount Parent is obligated to pay to the FCC to purchase the licenses on which it was the high bidder in FCC Auction 35, net of any amounts then on deposit by Parent with the FCC in connection with FCC Auction 35 plus (iii) the Net Proceeds, calculated without regard to this sentence, of any Indebtedness incurred by Parent Group to the extent the proceeds of such Indebtedness are used to refinance other Indebtedness of the Parent Group.

            (iv) the definition of "Permitted Encumbrances" is hereby amended as follows:

                  (a) Subparagraph (d) thereof is amended to read as follows:

                        (d) pledges of Permitted Investments, pledges of
                  accounts holding Permitted Investments, and deposits, in each case, to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; provided, that except with respect to up to $2,000,000 of pledges permitted pursuant to this subparagraph (d), the value of any pledged assets shall not, in each case, exceed the minimum value of such pledged assets that is required by the third party to secure such obligation;

      and

                  (b) a new subparagraph is added thereto immediately after
            subparagraph (f) and before the proviso at the end of such definition to read as follows:

                        (g) Liens (including pursuant to title retention and
                  conditional sales agreements) on personal property purchased (or being purchased) by any Loan Party after March 22, 2002, to secure amounts payable to the vendor of such personal property in respect of the purchase price thereof ; provided that (i) such Liens shall be released (or title transferred) with respect to any such personal property upon payment of the purchase price thereof and (ii) the aggregate amount secured by Liens described in this subparagraph (or the aggregate unpaid purchase price for property on which title has been retained) shall not exceed $75,000,000 at any time;

            (v) The definition of "Prepayment Event" is hereby amended as follows:

                  (A) Subparagraph (a) thereof is amended to read as follows:

                        (a) any sale, transfer, lease or other disposition
                  (including pursuant to a sale and leaseback transaction) of any property or asset of the Borrower or any Subsidiary Loan Party pursuant to clauses (ii), (viii) and/or (x) of Section 6.04(b), excluding sales of Additional Contributed FCC Licenses to the extent that the Net Proceeds of such sale of Additional Contributed FCC Licenses are paid as Restricted Payments pursuant to subparagraphs (g), (h) and/or (i) of
                  Section 6.06; or

                  (B) Subparagraph (b) thereof is relettered as subparagraph
            (c), and a new subparagraph (b) is added thereto as follows:

                        (b) any sale of equipment by Borrower or any Subsidiary
                  Loan Party pursuant to clause (iii) of Section 6.04(b); or

            (vi) The definition of "Purchase Price" is hereby amended to read as follows:

                  "Purchase Price" means amounts paid or payable to Lucent
            pursuant to invoices delivered by Lucent pursuant to the Purchase Agreement; provided that (a) [***], and (b) amounts paid or payable for purchases pursuant to the Agency Plan shall not constitute "Purchase Price" payments.

            (vii) The definition of "Total Contributed Capital" is hereby amended by adding the following sentence to the end thereof:

            Notwithstanding the foregoing, for the purposes of this definition of "Total Contributed Capital", the Additional Contributed FCC Licenses shall be valued in an amount not to exceed $40,000,000.

      (d) Subparagraph (b) of Section 2.09 of the Credit Agreement is amended to read as follows:

                  (b) In the event and on each occasion that any Net Proceeds are received by or on behalf of the Borrower or any Subsidiary Loan Party after March 1, 2002, in respect of any Prepayment Event, the Borrower shall, within three Business Days after such Net Proceeds are received, prepay Eligible Secured Debt (including Borrowings), ratably in accordance with the outstanding principal amount thereof, in an aggregate principal amount equal to such Net Proceeds; provided that (i) no prepayment shall be required pursuant to this subparagraph (b) in respect of the first $25,000,000 aggregate amount of such Net Proceeds received after March 1, 2002
            (determined on a cumulative basis and without regard to Net Proceeds described in clauses (ii), (iii) and (iv) of this proviso), (ii) no prepayment shall be required pursuant to this subparagraph (b) in

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

            respect of any Prepayment Event or series or group of related Prepayment Events if the aggregate amount of Net Proceeds therefrom is less than $500,000 unless such Prepayment Event or Prepayment Events involves the sale or disposition of an FCC License, (iii) no prepayment shall be required pursuant to this subparagraph in respect of periodic lease payments (and related lease payments and fees) received in connection with the lease or sublease of any surplus or uneconomic real property lease or any excess space and related assets at any cell site, and (iv) in the case of any event described in clause (b) of the definition of the term Prepayment Event (and not described in clause (ii) of this subparagraph), if the Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer to the effect that the Borrower and the Subsidiaries intend to apply the Net
            Proceeds from such event (or a portion thereof specified in such certificate), within 180 days after receipt of such Net Proceeds, to acquire equipment to be used in the business of the Borrower and the Subsidiaries, and certifying that no Default has occurred and is continuing, then no prepayment shall be required pursuant to this paragraph in respect of the Net Proceeds in respect of such event (or the portion of such Net Proceeds specified in such certificate, if applicable) except to the extent of any such Net Proceeds therefrom that have not been so applied by the end of such 180-day period, at which time such Net Proceeds will be treated hereunder as if they were then received as Net Proceeds for a Prepayment Event not described in clause (b) of the definition of the term Prepayment Event.

      (e) Section 5.01 of the Credit Agreement is hereby amended by adding the following new subparagraphs to the end thereof:

            (k) concurrently with the delivery of any financial statements under clause (a), (b) or (c) above: (i) subscriber information for the most recently completed month included in such financial statements, including total subscribers at the beginning of the month, gross subscriber additions during the month, subscriber disconnects during the month, total subscribers at the end of the month, cost per gross add (commonly referred to as CPGA), average revenue per user (commonly referred to as ARPU), and churn (in each case, as normally reported by Borrower for internal management reports on the date of such financial statements) ; and (ii) the consolidated income statement and cash flow statement of the Borrower and its Subsidiaries in a form which conforms in presentation to the Business Plan most recently furnished to the Administrative Agent and the Lenders pursuant to subparagraph (f) of this Section 5.01;

            (l) promptly after the occurrence thereof, notice of any Parent Group Capital Event that generates Net Proceeds and that occurs prior to the date on which (A) the entire $35,000,000 of equity investments contemplated by Section 5.18(a) have been received or deemed to be received by each of Holdings and Borrower and (B) all investments required to be made pursuant to Section 5.19 have been made (which notice shall include a general description of such event and an explanation of the Net Proceeds expected to be received in connection with such event); and

            (m) notice of any deposit account or investment property of any of Borrower, Holdings or any Subsidiary Loan Party that is not perfected through a control agreement in favor of Collateral Agent, promptly after the date on which the aggregate value of any such deposit accounts and investment property exceeds $2,000,000.

      (f) Omitted.

      (g) Article V of the Credit Agreement is hereby amended by inserting the following additional Sections at the end of such Article:

            SECTION 5.18. Further Capital Contribution in Holdings.

            (a) Holdings shall receive from Parent, as an equity investment by Parent into Holdings, and Borrower shall receive from Holdings, as an equity investment by Holdings into Borrower, $35,000,000 in cash to be received as follows:

                  (i) 50% of the Net Proceeds from any Parent Group Capital
            Event, until Holdings shall have received from Parent, and Borrower shall have received from Holdings, $25,000,000 of additional equity investments in cash pursuant to this Section 5.18, and thereafter

                  (ii) 100% of the Net Proceeds from any Parent Group Capital
            Event until Holdings shall have received from Parent, and Borrower shall have received from Holdings, $10,000,000 of additional equity investments in cash pursuant to this Section 5.18;

      in each case, with Holdings receiving from Parent, and Borrower receiving from Holdings, such amounts within five Business Days of Parent Group's receipt of such Net Proceeds; provided that an amount equal to 50% of the Net Proceeds received by any License Subsidiary from the sale of any Additional Contributed FCC License by such License Subsidiary prior to the date that the entire amount of the $25,000,000 of additional equity investments required by clause (i) above has been made shall be credited against such $25,000,000 of equity investments required pursuant to such clause (i) as if received by each of Holdings and Borrower.

            (b) Parent shall transfer to a License Subsidiary each FCC license listed in Section B of Schedule 5.18 and owned by Parent as soon as reasonably practicable, and Parent shall take all reasonable steps to accomplish such transfer including, without limitation, filing with the FCC on or before April 8, 2002 applications to transfer control of such licenses to a License Subsidiary.

            (c) On or before April 8, 2002, each FCC license listed in Section B of Schedule 5.18 and owned by a Person other than Parent shall be held by a License Subsidiary.

            (d) If any license transfer transaction pending as of March 18, 2002 and relating to licenses listed in Section D of Schedule 5.18 is abandoned or terminated by any of the parties thereto, Parent shall transfer to a License Subsidiary each then outstanding FCC license relating to such transaction listed in Section D of Schedule 5.18 and owned by Parent as soon as reasonably practicable after such abandonment or termination, and Parent shall take all reasonable steps to accomplish such transfer including, without limitation, filing with the FCC applications to transfer control of such licenses to a License Subsidiary as soon as reasonably practicable after any such abandonment or termination.

            (e) If any license transfer transaction pending as of March 18, 2002 and relating to licenses listed in Section E of Schedule 5.18 is abandoned or terminated by any of the parties thereto, Parent shall transfer to a License Subsidiary each then outstanding FCC license relating to such transaction listed in Section E of Schedule 5.18 and owned by Parent as soon as reasonably practicable after such abandonment or termination, and Parent shall take all reasonable steps to accomplish such transfer including, without limitation, filing with the FCC applications to transfer control of such licenses to a License Subsidiary as soon as reasonably practicable after any such abandonment or termination.

            (f) Parent shall transfer to a License Subsidiary each FCC license listed in Section F of Schedule 5.18 and owned by Parent as soon as reasonably practicable after the earlier of (i) the date upon which the Lien to be granted by Parent in the stock of the Cricket Licensee XI, Inc. in connection with the pending acquisition of the licenses described in Section C of Schedule 5.18 is released, (ii) the date upon which such FCC license is transferred from Cricket Licensee XI, Inc. in accordance with the pledge agreement granting such Lien, and (iii) the date, if any, on which the pending acquisition of the licenses listed in Section C of
      Schedule 5.18 is abandoned or terminated by any of the parties thereto. Parent shall take all reasonable steps to accomplish such transfer including, without limitation, filing with the FCC applications to transfer control of such licenses to a License Subsidiary as soon as reasonably practicable after any such abandonment or termination. (In connection with the pending acquisition of licenses described in Section C of Schedule 5.18, Parent has applied to transfer the licenses listed in Section F of Schedule 5.18 and owned by Parent to Cricket Licensee XI, Inc.).

            (g) The FCC License listed in Section F of Schedule 5.18 and owned by MCG PCS Licensee Corporation, Inc. shall be held by a License Subsidiary within five Business Days after the earlier of (i) June 15, 2002 and (ii) the date on which MCG PCS, Inc. ceases to have a Lien on the stock of MCG PCS Licensee Corporation, Inc.

            (h) If any additional License Subsidiary is formed in connection with the requirements of this Section 5.18, the Borrower will cause the Collateral and Guarantee Requirement to be satisfied with respect to such License Subsidiary and will otherwise cause all actions required by
      Section 5.11 hereof with respect to such License Subsidiary to occur.

            SECTION 5.19. Further Investments.

                  (a) Subject to subparagraph (b) below (i) Parent shall invest as equity investments in the corporations listed in Schedule 5.19, in cash, an aggregate amount equal to the lesser of $22,875,280.58 or the amounts required to provide such corporations with sufficient cash balances to fund their remaining 2003 debt service obligations with respect to FCC Debt, and (ii) Parent shall invest in Permitted Investments to be held in an account separate from other Parent investments, an amount equal to the lesser of $2,395,216.30 or the amount required to provide a sufficient balance in such separate account to fund the remaining 2003 debt service obligations on the secured note Parent is to issue in connection with its purchase of the FCC licenses described in Section C of Schedule 5.18, provided that if the license transfer transaction relating to such FCC licenses is abandoned or terminated by any of the parties thereto, Parent shall use such amounts to fund the remaining 2003 debt service obligations on the FCC licenses listed in Section D of
            Schedule 5.18.

                  (b) Parent shall be obligated to make the investments
            described in subparagraph (a) above, on a pro rata basis, only if and to the extent the following amounts become available: (i) Net Proceeds from Parent Group Capital Events in excess of the sum of $25,000,000 plus the amounts required to be invested by Parent into Holdings pursuant to Section 5.18(a), and (ii) Restricted Payments made pursuant to clause (h) of Section 6.06.

                  (c) Parent shall use the Permitted Investments described in subparagraph (a)(ii) above, to the extent available, to pay the Parent debt service obligations described in subparagraph (a)(ii) above, until such debt service obligations are paid in full.

            SECTION 5.20. Additional Investment for Outstanding Note. After March 18, 2002, Parent shall invest $20,019,618.85 pursuant to this
      Section 5.20 in Permitted Investments to be held in an account separate from other Parent investments. Parent shall use the Permitted Investments described in this Section to pay (a) the debt service payments that become due in 2002 under the note Parent issued in connection with its purchase of MCG PCS Licensee Corporation, Inc. and an FCC license, and (b) the debt service payments that become due in 2002 on the secured note Parent is to issue in connection with its sale of the FCC licenses described in Section D of Schedule 5.18 (or, if any FCC Debt payments become due in 2002 with respect to such FCC licenses prior to the date such licenses are sold, to pay such FCC Debt payments), until such payments have been paid.

      (h) The first paragraph of subparagraph (b) of Section 6.04 of the Credit Agreement is hereby amended to read as follows:

            (b) The Borrower will not, nor will it permit any Subsidiary Loan Party to, sell, transfer, lease or otherwise dispose of any asset, including any Equity Interest in any other Person owned by it, except:

                  (i) sales and other dispositions of inventory in the ordinary course of business;

                  (ii) sales, transfers, leases and other dispositions of
            obsolete, uneconomic or surplus assets in the ordinary course of business (including (A) leasing and subleasing excess space and related assets at any cell site and (B) the sale of any FCC License which has not been utilized on or after March 1, 2002 to provide service to subscribers in a market launched by or on behalf of Borrower, but excluding (X) any sale, transfer, lease or disposition of an FCC License which was utilized on or after March 1, 2002 to provide service to subscribers in a market launched by or on behalf of Borrower and (Y) sales of equipment described in clause (iii) below);

                  (iii) sales of obsolete, uneconomic or surplus equipment in the ordinary course of business;

                  (iv) transfers constituting investments permitted by paragraph
            (a) of this Section or Restricted Payments permitted by Section
            6.06;

                  (v) sales, transfers and dispositions by the Borrower or a
            Subsidiary to the Borrower or a Subsidiary;

                  (vi) prior to consummation of the ChaseTel Acquisition, the
            Borrower or a Subsidiary may resell to ChaseTel equipment purchased by the Borrower or a Subsidiary pursuant to the Purchase Agreement, in accordance with paragraph (c) of this Section;

                  (vii) swaps by License Subsidiaries of one or more FCC
            Licenses that are not being utilized to provide service to subscribers in a market launched by or on behalf of Borrower in exchange for an equal number of FCC licenses, with each FCC license received by a License Subsidiary in any such swap having an identical coverage area and equal or greater bandwidth than the corresponding FCC License disposed of in such swap; and with no consideration involved other than the swapped licenses;

                  (viii) with the consent of the Administrative Agent, the sale and other disposition of cell site towers and poles (and assets relating to such towers and poles, including real property leases) and the leaseback of a portion thereof;

                  (ix) sales and other dispositions of Permitted Investments in the ordinary course of business; and

                  (x) other sales and dispositions by the Borrower and the
            Subsidiaries of assets (other than Equity Interests in any Subsidiary) with a fair market value not exceeding, in the aggregate, $1,000,000 during any fiscal year of the Borrower;

      provided that (A) all sales and other dispositions of inventory pursuant to clause (i) above shall be made for fair value in the context of industry practices and, other than in connection with exchanges for other inventory and marketing and promotional events, shall be made solely for cash consideration, (B) all sales, transfers, leases and other dispositions permitted hereby, other than pursuant to clauses (i), (v) and
      (vi) above, shall be made for fair value; (C) all sales, transfers, leases and other dispositions permitted by clauses (ii), (iii), (viii) and (x) above shall be made solely for cash consideration, the assignment or transfer of liabilities associated with the disposed assets and, with respect to leases pursuant to clause (ii) above, a fair market lease agreement, and (D) sales pursuant to clause (vi) above shall be made as provided in paragraph (c) below. For purposes of this Agreement, cash consideration includes short-term accounts receivable payable solely in cash.

      (i) Section 6.06 of the Credit Agreement is hereby amended by adding the following new clauses to the end thereof as follows:

      (g) any License Subsidiary that receives any Net Proceeds from the sale of any Additional Contributed FCC License prior to the date that the entire $25,000,000 of equity investments contemplated by clause (i) of Section 5.18(a) have been received or deemed to be received by each of Holdings and Borrower may pay a dividend to Parent in an amount equal to 50% of such Net Proceeds from such sale; provided that (i) the aggregate amount of dividends paid by License Subsidiaries pursuant to this clause (g) shall not exceed $25,000,000, and (ii) Parent shall have invested the Net Proceeds of Parent Group Capital Events, if any, pursuant to clause (a)(i) of Section 5.18 before dividends are paid pursuant to this clause (g), (h) any License Subsidiary that receives any Net Proceeds from the sale of any Additional Contributed FCC License after the entire $35,000,000 of equity investments contemplated by Section 5.18(a) have been received or deemed to be received by each of Holdings and Borrower, and prior to the date that all investments required to be made pursuant to Section 5.19 have been made, may pay a dividend to Parent in an amount equal to such Net Proceeds received from such sale; provided that (i) dividends may be paid pursuant to this clause (h) only for the purpose of funding investments required to be made pursuant to Section 5.19, (ii) no dividends shall be permitted by this clause (h) after all such investments required to be made pursuant to Section 5.19 have been made and (iii) Parent Group shall have invested the Net Proceeds of Parent Group Capital Events, if any, pursuant to clause (b)(i) of Section 5.19 to make such equity investments before dividends are paid pursuant to this clause (h); and (i) any License Subsidiary may make a cash dividend to Parent at any time if (x) no Default has occurred and is continuing or would result therefrom, (y) after giving effect to such dividend, such License Subsidiary will have sufficient cash balances to pay all of its debt service obligations with respect to FCC Debt that will become due and payable after the date of such dividend through the end of 2003, and (z) the proceeds of such dividend are contemporaneously invested as equity by Parent in Holdings and by Holdings in Borrower.

      (j) Section 6.11 of the Credit Agreement is hereby amended by adding the following proviso to the end thereof:

      provided, however, that this Section 6.11 shall not restrict Borrower or any Real Estate Subsidiary from selling and then renting or leasing space on any tower, pole or real estate sold, transferred or otherwise disposed pursuant to clause (viii) of Section 6.04(b).

      (k) Section 6.13 of the Credit Agreement is amended by adding the following new sentence to the end thereof:

      The parties hereto understand that any wholly-owned subsidiary of Parent that otherwise satisfies all of the requirements set forth in clauses (a) through (d) of this Section 6.13, except that it owns one or more FCC licenses (but no FCC Licenses prior to the actions contemplated by this sentence), shall, upon satisfaction of the Collateral and Guarantee Requirement and delivery of a counterpart of a supplement to the Subordination Agreement duly executed and delivered on behalf of such subsidiary, be deemed to be a License Subsidiary. The provisions of this
      Section 6.13 shall not prohibit a License Subsidiary from entering into agreements to sell an FCC License or agreements to purchase a license that becomes an FCC License upon acquisition by such License Subsidiary, in each case if and to the extent such sale or purchase is otherwise permitted by this Agreement.

      (l) Section 6.15 of the Credit Agreement is hereby amended to read as follows:

            SECTION 6.15. Capital Expenditures. The Borrower will not permit the aggregate amount of Capital Expenditures made by the Borrower and its Subsidiaries in any fiscal year to exceed the amount set forth below with respect to such fiscal year:

            Year                                        Amount
            ----                                        ------
            2000                       $  396,000,000
            2001                       $  1,004,000,000
            2002                       $  170,000,000 plus the excess, if any,
                                       of (i) $1,004,000,000 minus  (ii) the
                                       aggregate amount of Capital Expenditures
                                       made by the Borrower and its Subsidiaries
                                       in fiscal year 2001
            2003                       $  180,000,000
            2004 and thereafter        $  100,000,000

      (m) Section 6.19 of the Credit Agreement is hereby amended to read as follows:

            SECTION 6.19. Total Indebtedness to Annualized EBITDA. The Borrower will not permit the ratio of Total Indebtedness to Annualized EBITDA as of the last day of any fiscal quarter ending during any period set forth below to exceed the ratio set forth below opposite such period:

      Period                                                         Ratio
      ------                                                         -----
      April 1, 2003 to and including June 30, 2003                   10.0 to 1.0
      July 1, 2003 to and including September 30, 2003                7.0 to 1.0
      October 1, 2003 to and including December 31, 2003              5.5 to 1.0
      Thereafter                                                      5.0 to 1.0

      (n) Section 6.20 of the Credit Agreement is hereby amended to read as follows:

            SECTION 6.20. Consolidated EBITDA to Cash Interest Expense. The Borrower will not permit the ratio of Consolidated EBITDA to Cash Interest Expense for any period of four consecutive fiscal quarters ending during any period set forth below to be less than the ratio set forth opposite such period:

      Period                                                         Ratio
      ------                                                         -----
      January 1, 2003 to and including March 31, 2003                1.3 to 1.0
      April 1, 2003 to and including June 30, 2003                   1.4 to 1.0
      July 1, 2003 to and including September 30, 2003               1.5 to 1.0
      October 1, 2003 to and including December 31, 2003             1.9 to 1.0
      January 1, 2004 and thereafter                                 3.0 to 1.0

      (o) Article VI of the Credit Agreement is hereby amended by inserting the following additional Sections at the end of such Article:

            SECTION 6.25. Minimum Consolidated EBITDA. The Borrower will not permit Consolidated EBITDA for any fiscal quarter set forth below to be less than the amount set forth below opposite such fiscal quarter:

      Period                                                         Amount
      ------                                                         ------
      April 1, 2002 to and including June 30, 2002                   - $27,000,000
      July 1, 2002 to and including September 30, 2002                 $         0
      October 1, 2002 to and including December 31, 2002               $ 9,000,000
      January 1, 2003 to and including March 31, 2003                  $45,000,000

            SECTION 6.26. New Market Launches Restricted. From March 15, 2002 until June 30, 2003, in any BTA other than the BTAs listed in Schedule 6.26, Borrower shall not, directly or indirectly, and shall not permit any Subsidiary Loan Party to, directly or indirectly (a) order any equipment for deployment, (b) commence site acquisition or construction of any cell site or retail store location, (c) launch commercial wireless service, (d) incur any expenses for marketing or advertising, (e) incur any expenses relating to obtaining retail space, (f) incur any expenses for operation of commercial wireless services, or (g) incur any material expenses for pre-launch activities other than marketing studies and radio frequency planning; provided, however, that the provisions of this Section 6.26 shall not be interpreted to prevent Borrower from meeting the minimum requirements set forth in Code of Federal Regulations, Volume 47, Section
      24.203 (or any successor law or regulation) with respect to any FCC License with an initial build-out date on or before June 30, 2004, or to prevent Borrower from providing services for fair consideration to any Person other than a Loan Party in connection with the launch, preparation for launch or operation of commercial wireless service pursuant to one or more licenses owned by any Person other than a Loan Party.

      (p) Clause (o) of Article VII of the Credit Agreement is hereby amended to read as follows:

            (o) the loss, revocation, suspension or material impairment of any material FCC License shall occur (it being understood that no Additional Contributed FCC License shall be considered to be a material FCC License prior to the date such FCC License is utilized to provide service to subscribers in a market launched by or on behalf of Borrower); or

      (q) Subparagraph (b) of Section 9.04 of the Credit Agreement is hereby amended as follows:

            (a) Clause (iii) of such subparagraph is amended by replacing the amount "$5,000,000" contained therein with the amount "$3,000,000".

            (b) subparagraph (B) of the proviso to such subparagraph is amended to read as follows:

                  (B) any consent of the Borrower otherwise required under
            clause (iii) of this paragraph shall not be unreasonably withheld if, after April 1, 2002, the Borrower consents to an assignment of less than $3,000,000 relating to any Other Loan Document and

       Section 2. Limited Waivers.

      (a) Borrower previously entered into and maintained in effect Hedging Agreements with the effect required by Section 5.14 of the Credit Agreement. The undersigned Lenders hereby waive the requirement that such Hedging Agreements be satisfactory to the Required Lenders prior to the Amendment Effective Date.

      (b) The undersigned Lenders hereby waive the provisions of Section 6.13 of the Credit Agreement to the extent necessary to permit:

            (i) Cricket Licensee (Reauction), Inc. to own the FCC License for Omaha, NE although such license is financed with FCC Debt; and

            (ii) each of Chasetel Licensee Corp. and Cricket Licensee (North Carolina), Inc. to own more than one FCC License financed with FCC Debt;

provided that such License Subsidiaries transfer FCC Licenses, as soon as reasonably practicable after April 30, 2002 to other License Subsidiaries as contemplated by Exhibit B hereto so that each FCC License that is financed with FCC Debt is owned by a License Subsidiary in accordance with the provisions of
Section 6.13 of the Credit Agreement, and each such License Subsidiary shall take all reasonable steps to accomplish such transfers including, without limitation, filing with the FCC on or before April 8, 2002 applications to transfer control of the applicable FCC Licenses to other License Subsidiaries, provided, further, however, that Chasetel Licensee Corp. need not act to transfer its FCC Licenses listed in Section D of Exhibit A hereto to other License Subsidiaries until three Business Days after the currently pending license transfer transaction relating to such FCC Licenses is abandoned or terminated by the parties thereto.

      (c) The waivers set forth in this Section 2 are for the limited purposes set forth herein and are limited strictly as written, and shall not obligate the undersigned Lenders to enter into or provide any future amendment, consent, waiver or departure from the terms and conditions of the Credit Agreement.

      Section 3. Approval of Form of Intercompany Agreement and Hedging Agreements.

      (a) As contemplated by Section 6.10 of the Credit Agreement, the undersigned Lenders hereby approve the form of Intercompany Agreement to be entered into between Parent and individual License Subsidiaries attached hereto as Exhibit D.

      (b) The Administrative Agent hereby confirms that the five Hedging Agreements previously delivered to it by the Borrower are satisfactory to the Administrative Agent. Each undersigned Lender agrees that such Hedging Agreements are satisfactory to such Lender.

      Section 4. Consent to Transfer of Lakeland License. In connection with the proposed license transfer transaction previously disclosed in writing to the Administrative Agent, the undersigned Lenders waive the provisions of Sections 6.03(a) and 6.04(b) of the Credit Agreement to the extent necessary to permit Cricket Licensee (Lakeland), Inc. to transfer its FCC License covering Lakeland, FL in connection with such transaction provided that simultaneously with such transfer, an FCC license for another BTA as specified in such writing is transferred to a License Subsidiary, with such transfers to occur substantially as described to the Administrative Agent.

      Section 5. Control Agreements. Within forty-five days of the Amendment Effective Date, or such longer period of time approved by the Administrative Agent, Holdings and Borrower agree to enter into, and to cause each Subsidiary Loan Party to enter into, at the request of the Administrative Agent, control agreements relating to the deposit accounts and investment property identified pursuant to subparagraph (h) of Section 7 of this Amendment, which control agreements shall be in form and substance reasonably satisfactory to the Administrative Agent and pursuant to which the Collateral Agent's Lien in and to such deposit accounts and investment property shall be perfected.

      Section 6. Representations and Warranties. Holdings and the Borrower hereby represent and warrant to the Lenders and the Administrative Agent that
(a) this Amendment has been duly authorized, executed and delivered by Holdings and the Borrower and each of this Amendment and the Credit Agreement as amended hereby constitutes a legal, valid and binding obligation of Holdings and the Borrower, enforceable in accordance with its terms, (b) as of the date hereof, and after giving effect to this Amendment, no Default has occurred and is continuing, (c) the representations and warranties of Holdings and the Borrower contained in the Credit Agreement are true and correct as if made on the date hereof and (d) each BTA in which Cricket had launched service to customers as of March 15, 2002 is listed on Exhibit C of this Amendment.

      Section 7. Conditions to Effectiveness. This Amendment shall become effective (the "Amendment Effective Date") as of the date first set forth above only upon the occurrence of the following conditions precedent:

      (a) the Administrative Agent shall have received from Holdings, the Borrower and the Required Lenders duly executed counterparts of this Amendment,

      (b) the Administrative Agent shall have received from Borrower true and correct copies of amendments to each of the Ericsson Credit Agreement and the Nortel Credit Agreement (as such terms are defined in the Intercreditor Agreement) which amend such agreements in substantively the same manner as the Credit Agreement is amended hereby, and each of such amendments shall become effective concurrently with this Amendment on the Amendment Effective Date;

      (c) the Administrative Agent shall have received all amounts due and payable under this Amendment and the Credit Agreement on or prior to the Amendment Effective Date, including, to the extent invoiced, all reasonable out of pocket expenses of the Administrative Agent (including, without limitation, the reasonable fees of Cravath, Swaine and Moore, counsel for the Administrative Agent);

      (d) Holdings shall have received from Parent, as an equity investment by Parent into Holdings, and Borrower shall have received from Holdings, as an equity investment by Holdings into Borrower, in each case, after March 18, 2002, $85,000,000 in cash;

      (e) after March 18, 2002, Parent shall have invested at least $5,766,879.26 as equity investments in the License Subsidiaries listed in Exhibit E hereto in accordance with the provisions of such Exhibit, and shall have invested $20,019,618.85 in Permitted Investments to be held in an account separate from other Parent investments as contemplated by Section 5.20 of the Credit Agreement as amended hereby.

      (f) Borrower shall have paid to the Administrative Agent, for the account of the Lenders specified in Section 8 of this Amendment, the fee described in such Section;

      (g) the Parent Agreement shall have been amended, in a manner satisfactory to the Administrative Agent, to include therein (i) as obligations of Parent, each action that subparagraph (g) of Section 1 of this Amendment requires or contemplates that Parent will take, and (ii) Parent's agreement to invest as equity in Holdings, and to cause Holdings to invest as equity in Borrower, the cash proceeds of any dividend paid by a License Subsidiary pursuant to clause
(i) of Section 6.06 of the Credit Agreement, and the undersigned Lenders hereby consent to such amendment; and

      (h) Borrower shall have delivered to the Administrative Agent a listing of all deposit accounts and investment property maintained by Holdings, Borrower or any Subsidiary Loan Party that is not currently subject to a control agreement in favor of the Collateral Agent.

      Section 8. Amendment Fees. The Borrower shall pay to the Administrative Agent, for the account of each Lender which has delivered a counterpart of this Amendment duly executed by such Lender to the Administrative Agent on or before March 22, 2002 (or such later date as the Borrower shall agree), a fee in the amount of [***] of the sum of all outstanding Loans held by such Lender plus the Commitment of such Lender. Such fees may not be financed with Loans. Borrower shall pay such fee to the Administrative Agent on the Amendment Effective Date, provided that if the Amendment Effective Date occurs prior to March 22, 2002 (or such later date as agreed to by Borrower) then (a) Borrower shall pay such fee to the Administrative Agent on the Amendment Effective Date with respect to any Lender who delivered a duly executed counterpart of this Amendment to the Administrative Agent on or before the Amendment Effective Date, and (b) shall pay such fee to the Administrative Agent within three Business Days of March 22, 2002 (or such later date as the Borrower shall agree) with respect to any Lender who delivered a duly executed counterpart of this Amendment to the Administrative Agent after the Amendment Effective Date but on or prior to March 22, 2002 (or such later date as the Borrower shall agree.)

      Section 9. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      Section 10. Credit Agreement. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. Any reference in the Credit Agreement, or in any documents or instruments required thereunder or annexes or schedules thereto, referring to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended by this Amendment.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

      Section 11. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the fees, charges and disbursements of Cravath, Swaine and Moore, counsel for the Administrative Agent.

      Section 12. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

CRICKET COMMUNICATIONS HOLDINGS, INC.     CRICKET COMMUNICATIONS, INC.

By:    /s/ GLENN UMETSU                   By:    /s/ GLENN UMETSU
       ------------------------------            ------------------------------
Name:  Glenn Umetsu                       Name:  Glenn Umetsu
       ------------------------------            ------------------------------
Title: Senior Vice President              Title: Senior Vice President
       ------------------------------            ------------------------------

LUCENT TECHNOLOGIES INC.,                 CREDIT SUISSE FIRST BOSTON
INDIVIDUALLY AND AS ADMINISTRATIVE AGENT

By:    /s/ FRANK A DELCORE                By:    /s/ THOMAS C. HENDRICK / HS
       -------------------                       ---------------------------
Name:  Frank A. DelCore                   Name:  Howard Shams
       ---------------                           ------------
Title: Director                           Title: Authorized Signatory
       --------                                  --------------------

CSFB INTERNATIONAL                        VAN KAMPER

By:    /s/ ETHAN GARBER                   By:    /s/ CHRISTINA JAMIESON
       ------------------------------            ------------------------------
Name:  Ethan Garber                       Name:  Christina Jamieson
       ------------------------------            ------------------------------
Title: Vice President                     Title: Vice President
       ------------------------------            ------------------------------

PAM CAPITAL FUNDING L.P.                  HIGHLAND LEGACY LIMITED

By:  Highland Capital Management,         By:  Highland Capital Management,
     L.P. As Collateral Manager                L.P. As Collateral Manager


By:    /s/ LOUIS KOVEN                    By:    /s/ LOUIS KOVEN
       ------------------------------            ------------------------------
Name:  Louis Koven                        Name:  Louis Koven
       ------------------------------            ------------------------------
Title: Executive Vice President - CFO     Title: Executive Vice President - CFO
       ------------------------------            ------------------------------
       Highland Capital Management,              Highland Capital Management,
       ------------------------------            ------------------------------
       L.P.                                      L.P.
       ------------------------------            ------------------------------

RESTORATION FUNDING CLO, LTD.             PAMCO CAYMAN LTD.
By:  Highland Capital Management,         By:  Highland Capital Management,
     L.P. As Collateral Manager                L.P. As Collateral Manager


By:    /s/ LOUIS KOVEN                    By:    /s/ LOUIS KOVEN
       ------------------------------            ------------------------------
Name:  Louis Koven                        Name:  Louis Koven
       ------------------------------            ------------------------------
Title: Executive Vice President - CFO     Title: Executive Vice President - CFO
       ------------------------------            ------------------------------
       Highland Capital Management,              Highland Capital Management,
       ------------------------------            ------------------------------
       L.P.                                      L.P.
       ------------------------------            ------------------------------

HIGHLAND LOAN FUNDING V LTD.              ML CBO IV (CAYMAN) LTD.
By:  Highland Capital Management,         By:  Highland Capital Management,
     L.P. As Collateral Manager                L.P. As Collateral Manager


By:    /s/ LOUIS KOVEN                    By:    /s/ LOUIS KOVEN
       ------------------------------            ------------------------------
Name:  Louis Koven                        Name:  Louis Koven
       ------------------------------            ------------------------------
Title: Executive Vice President - CFO     Title: Executive Vice President - CFO
       ------------------------------            ------------------------------
       Highland Capital Management,              Highland Capital Management,
       ------------------------------            ------------------------------
       L.P.                                      L.P.
       ------------------------------            ------------------------------

CASTLERIGG MASTER INVESTMENTS, LTD.       REDWOOD MASTER FUND, LTD.

By:    /s/ JAMES A. CACIOPPO              By:    /s/ JONATHAN KOLATCH
       ------------------------------            ------------------------------
Name:  James A. Cacioppo                  Name:  Jonathan Kolatch
       ------------------------------            ------------------------------
Title: Principal - Sandell Asset          Title: Director
       ------------------------------            ------------------------------
       Management Corp. on behalf of
       ------------------------------
       Castlerigg Master Investments,
       ------------------------------
       Ltd.
       ------------------------------

FERNWOOD RESTRUCTURINGS, LTD.             AIMCO CDO SERIES 2000-A

By:    /s/ DAVID B. FORER                 By:    /s/ JERRY D. ZINKULA
       ------------------------------            ------------------------------
Name:  David B. Forer                     Name:  Jerry D. Zinkula
       ------------------------------            ------------------------------
Title: Director                           Title: Authorized Signatory
       ------------------------------            ------------------------------

                                          By:    /s/ CHRIS GOERGEN
                                                 ------------------------------
                                          Name:  Chris Goergen
                                                 ------------------------------
                                          Title: Authorized Signatory
                                                 ------------------------------

STRONG HIGH YIELD BOND FUND               ALLSTATE LIFE INSURANCE COMPANY

By:    /s/ GILBERT L. SOUTHWELL, III      By:    /s/ JERRY D. ZINKULA
       ------------------------------            ------------------------------
Name:  Gilbert L. Southwell, III          Name:  Jerry D. Zinkula
       ------------------------------            ------------------------------
Title: Assistant Secretary                Title: Authorized Signatory
       ------------------------------            ------------------------------

                                          By:    /s/ CHRIS GOERGEN
                                                 ------------------------------
                                          Name:  Chris Goergen
                                                 ------------------------------
                                          Title: Authorized Signatory
                                                 ------------------------------

PACIFICA PARTNERS I, L.P.                  LEHMAN COMMERICAL PAPER INC.
By:  Imperial Credit Asset Management
     As its Investment Manager

By:    /s/ SEAN WALKER                    By:    /s/ G. ANDREW KEITH
       ------------------------------            ------------------------------
Name:  Sean Walker                        Name:  G. Andrew Keith
       ------------------------------            ------------------------------
Title: Vice President                     Title: Authorized Signatory
       ------------------------------            ------------------------------


FRANKLIN FLOATING RATE TRUST              STEIN ROE & FARNHAM INCORPORATED, AS
                                          AGENT FOR KEYPORT LIFE INSURANCE
                                          COMPANY


By:    /s/ RICHARD D'ADDARIO              By:    /s/ JAMES R. FELLOWS
       ------------------------------            ------------------------------
Name:  Richard D'Addario                  Name:  James R. Fellows
       ------------------------------            ------------------------------
Title: Senior Vice President              Title: Senior Vice President &
       ------------------------------            ------------------------------
                                                 Portfolio Manager
                                                 ------------------------------

STEIN ROE FLOATING RATE LIMITED           LIBERTY - STEIN ROE ADVISOR FLOATING
LIABILITY COMPANY                         RATE ADVANTAGE FUND
                                          By:  Stein Roe & Farnham
                                               Incorporated, as Advisor


By:    /s/ JAMES R. FELLOWS               By:    /s/ JAMES R. FELLOWS
       ------------------------------            ------------------------------
Name:  James R. Fellows                   Name:  James R. Fellows
       ------------------------------            ------------------------------
Title: Senior Vice President, Stein       Title: Sr. Vice President &
       ------------------------------            ------------------------------
       Roe & Farnham Incorporated as             Portfolio Manager
       ------------------------------            ------------------------------
       Advisor to the Stein Roe
       ------------------------------
       Floating Rate Limited
       ------------------------------
       Liability Company
       ------------------------------

YORK INVESTMENT LIMITED                   FIRST DOMINION FUNDING I


By:    /s/ THOMAS T. JANOVER              By:    /s/ DAVID H. LERNER
       ------------------------------            ------------------------------
Name:  Thomas T. Janover, Esq.            Name:  David H. Lerner
       ------------------------------            ------------------------------
Title: Attorney-in-Fact                   Title: Authorized Signatory
       ------------------------------            ------------------------------

FIRST DOMINION FUNDING II                 FIRST DOMINION FUNDING III


By:    /s/ DAVID H. LERNER                By:    /s/ DAVID H. LERNER
       ------------------------------            ------------------------------
Name:  David H. Lerner                    Name:  David H. Lerner
       ------------------------------            ------------------------------
Title: Authorized Signatory               Title: Authorized Signatory
       ------------------------------            ------------------------------

SOCIETE GENERALE                          BATTERY PARK CDO, LIMITED
                                          By  Nomura Corporate Research and
                                              Asset Management Inc. as
                                              Investment Advisor

By:    /s/ ROBERT G. ROBIN                By:    /s/ ELIZABETH MACLEAN
       ------------------------------            ------------------------------
Name:  Robert G. Robin                    Name:  Elizabeth MacLean
       ------------------------------            ------------------------------
Title: Vice President                     Title: Vice President
       ------------------------------            ------------------------------

CLYDESDALE CLO 2001-I, LTD.               CLYDESDALE CBO I, LTD.
By  Nomura Corporate Research and         By  Nomura Corporate Research and
    Asset Management Inc. as                  Asset Management Inc. as
    Investment Advisor                        Investment Advisor


By:    /s/ ELIZABETH MACLEAN              By:    /s/ ELIZABETH MACLEAN
       ------------------------------            ------------------------------
Name:  Elizabeth MacLean                  Name:  Elizabeth MacLean
       ------------------------------            ------------------------------
Title: Vice President                     Title: Vice President
       ------------------------------            ------------------------------

ALLIANCE CAPITAL FUNDING, L.L.C.          STEIN ROE & FARNHAM CLO I LTD.,

By: Alliance Capital Management           By: Stein Roe & Farnham Incorporated,
    Corporation, General Partner of           as Portfolio Manager
    Alliance Capital Management L.P.


By:    /s/ NANTHA SUPPIAH                 By:    /s/ JAMES R. FELLOWS
       ------------------------------            --------------------
Name:  Nantha Suppiah                     Name:  James R. Fellows
       ------------------------------            ----------------
Title: Assistant Vice President           Title: Sr. Vice President &
       ------------------------------            --------------------
                                                 Portfolio Manager
                                                 -----------------

                                   EXHIBIT A


                                                                   Schedule 5.18


                         Parent and Subsidiary Licenses
                             (as of March 18, 2002)

A. LICENSES IN COLLATERAL POOL

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 1ST
                                                                                                                BUILD
                                CHANNEL                                                            COLLATERAL    OUT      01 POPs
BTA  MARKET NAME         STATE   BLOCK   MHZ  CALL SIGN            NAME OF LICENSEE                   POOL       DATE     (EASI)
------------------------------------------------------------------------------------------------------------------------------------
 44  Birmingham          AL       C2      15   WPOJ689   Cricket Licensee (Reauction) Inc.             X       6/30/04   1,328,593
450  Tuscaloosa          AL       C2      15   WPOJ696   Cricket Licensee (Reauction) Inc.             X       6/30/04     255,315
140  Fayetteville-
      Springdale-Rogers  AR       C3      10   WPQW523   Cricket Licensee (Reauction) Inc.             X       7/22/04     332,638
153  Ft. Smith           AR       C3      10   WPQW521   Cricket Licensee (Reauction) Inc.             X       7/22/04     330,029
193  Hot Springs         AR       C2      15   WPOK585   Cricket Licensee (Reauction) Inc.             X       7/22/04     140,502
219  Jonesboro           AR       C5      10   WPOK569   Cricket Licensee (Reauction) Inc.             X       9/29/04     182,637
257  Little Rock         AR       C2      15   WPQW518   Cricket Licensee (Reauction) Inc.             X       7/22/04     971,470
348  Pine Bluff          AR       C3      10   WPQW520   Cricket Licensee (Reauction) Inc.             X       7/22/04     154,091
347  Phoenix             AZ       C5      10   WPRT965   Cricket Licensee (Reauction) Inc.             X       6/30/04   3,539,920
447  Tucson              AZ       C2      15   WPOK603   Cricket Licensee (Reauction) Inc.             X       7/22/04     857,246
291  Merced              CA       C2      15   WPOK590   Cricket Licensee (Reauction) Inc.             X       7/22/04     230,409
303  Modesto             CA       C2      15   WPOK591   Cricket Licensee (Reauction) Inc.             X       7/22/04     507,675
458  Visalia             CA       C1      15   KNLF734   Cricket Licensee (Reauction) Inc.             X       1/22/02     503,948
110  Denver/Boulder      CO        F      10   KNLG213   Cricket Licensee (Denver) Inc.                X       4/28/02   2,759,099
149  Ft. Collins         CO        F      10   KNLH357   Cricket Licensee (Reauction) Inc.             X       4/28/02     256,324
172  Greeley             CO        F      10   KNLH358   Cricket Licensee (Reauction) Inc.             X       4/28/02     184,429
366  Pueblo              CO       C3      10   WPQW522   Cricket Licensee (Reauction) Inc.             X       7/22/04     316,376
366  Pueblo              CO       C5      10   WPSI353   Cricket Licensee (Reauction) Inc.             X       7/22/04        ---
 92  Columbus            GA       C2      15   WPRW645   Cricket Licensee (Reauction) Inc.             X       6/30/04     366,390
271  Macon               GA       C2      15   WPRW646   Cricket Licensee (Reauction) Inc.             X       6/30/04     668,632
 50  Boise-Nampa         ID       C2      15   WPRV980   Cricket Licensee (Reauction) Inc.             X       7/22/04     596,255
344  Peoria              IL       C1      15   WPSP592   Cricket Licensee (Reauction) Inc.             X       6/30/04     461,865
135  Evansville          IN        F      10   KNLG697   Cricket Licensee (Reauction) Inc.             X       4/28/02     524,945
155  Ft. Wayne           IN        E      10   WPOJ708   Cricket Licensee (Reauction) Inc.             X       6/30/04     720,322
472  Wichita             KS       C2      15   WPQW517   Cricket Licensee (Reauction) Inc.             X       7/22/04     660,794
338  Owensboro           KY        F      10   KNLH652   Cricket Licensee (Reauction) Inc.             X       4/28/02     165,216
  5  Adrian              MI       C1      15   KNLF487   Cricket Licnesee (Reauction), Inc.            X       11/4/01      99,413
  5  Adrian              MI        D      10   KNLG673   Cricket Licensee (Reauction) Inc.             X       4/28/02        ---
 33  Battle Creek        MI       C1      15   KNLF488   Cricket Licensee I, Inc.                      X       11/4/01     241,424
 33  Battle Creek        MI        D      10   KNLF898   Cricket Licensee II, Inc.                     X       6/27/02        ---
145  Flint               MI        D      10   KNLG663   Cricket Licensee (Reauction) Inc.             X       4/28/02     508,496
169  Grand Rapids        MI       C1      15   KNLF500   Cricket Licensee (Reauction) Inc.             X       11/4/01   1,090,913
169  Grand Rapids        MI        D      10   KNLG664   Cricket Licensee II, Inc.                     X       6/27/02        ---
209  Jackson             MI       C1      15   KNLF505   Cricket Licensee (Reauction) Inc.             X       11/4/01     205,759
209  Jackson             MI        D      10   KNLG665   Cricket Licensee II, Inc.                     X       4/28/02        ---
223  Kalamazoo           MI        D      10   KNLG666   Cricket Licensee II, Inc.                     X       4/28/02     379,353
241  Lansing             MI        D      10   KNLF667   Cricket Licensee II, Inc.                     X       4/28/02     510,831
307  Mount Pleasant      MI        D      10   KNLG668   Cricket Licensee (Reauction) Inc.             X       4/28/02     138,096
310  Muskegon            MI       C1      15   KNLF516   Cricket Licensee (Reauction) Inc.             X       11/4/01     226,631
310  Muskegon            MI        D      10   KNLG669   Cricket Licensee II, Inc.                     X       4/28/02        ---
390  Saginaw-Bay City    MI        D      10   KNLG670   Cricket Licensee II, Inc.                     X       4/28/02     640,657
446  Traverse City       MI        D      10   KNLG671   Cricket Licensee (Reauction) Inc.             X       4/28/02     250,103
119  Duluth              MN        E      10   KNLG970   Cricket Licensee IV, Inc.                     X       4/28/02     414,915
210  Jackson             MS        E      10   KNLF890   Cricket Licensee (Reauction) Inc.             X       4/28/02     682,055
455  Vicksburg           MS        E      10   KNLG672   Cricket Licensee (Reauction) Inc.             X       4/28/02      61,651
 74  Charlotte           NC        F      10   KNLF882   Cricket Licensee (North Carolina), Inc.       X       4/28/02   2,107,435
174  Greensboro,
      Winston-Salem      NC        F      10   KNLG279   Cricket Licensee (North Carolina), Inc.       X       4/28/02   1,469,394
189  Hickory             NC        F      10   KNLG280   Cricket Licensee (North Carolina), Inc.       X       4/28/02     345,317
256  Lincoln             NE       C2      15   WPOJ805   Cricket Licensee (Reauction) Inc.             X       6/30/04     349,510
332  Omaha               NE        F      10   KNLG684   Cricket Licensee (Reauction) Inc.             X       4/28/02     998,073
  8  Albuquerque         NM       C2      15   WPOK572   Cricket Licensee (Reauction) Inc.             X       7/22/04     842,451
407  Santa Fe            NM       C2      15   WPOK601   Cricket Licensee (Reauction) Inc.             X       7/22/04     222,016
372  Reno                NV       C5      10   WPRT966   Cricket Licensee (Reauction) Inc.             X       6/30/04     601,268
438  Syracuse            NY       C2      15   WPOJ772   Cricket Licensee (Reauction) Inc.             X       6/30/04     780,393
453  Utica               NY        F      10   KNLF920   Cricket Licensee (Reauction) Inc.             X       4/28/02     298,911
106  Dayton              OH        F      10   KNLF998   Cricket Holdings (Dayton), Inc.               X       6/27/02   1,221,056
403  Sandusky            OH       C1      15   KNLF523   Cricket Licensee (Reauction) Inc.             X       11/4/01     139,491
444  Toledo              OH       C1      15   KNLF528   Cricket Licensee (Reauction) Inc.             X       11/4/01     789,824
448  Tulsa               OK       C2      15   WPOK604   Cricket Licensee (Reauction) Inc.             X       7/22/04     958,093
133  Eugene              OR       C3      10   WPTI886   Cricket Licensee (Reauction) Inc.             X       6/30/04     325,831
395  Salem-Albany-
      Corvallis          OR       C2      15   WPRV979   Cricket Licensee (Reauction) Inc.             X       7/22/04     534,999
350  Pittsburgh          PA        E      10   KNLH427   Cricket Licensee (Pittsburgh) Inc.            X       4/28/02   2,469,722
 76  Chattanooga         TN       C1      15   KNLF459   CHASETEL LICENSEE CORP                        X       9/17/01     572,258
 83  Clarksville/
      Hopkinsville       TN       C1      15   KNLF460   CHASETEL LICENSEE CORP                        X       9/17/01     268,476
232  Knoxville           TN       C1      15   KNLF466   CHASETEL LICENSEE CORP                        X       9/17/01   1,130,516
290  Memphis             TN       C1      15   KNLF467   CHASETEL LICENSEE CORP                        X       9/17/01   1,565,645
314  Nashville           TN       C1      15   KNLF469   CHASETEL LICENSEE CORP                        X       9/17/01   1,785,651
365  Provo-Orem          UT       C2      15   WPQW519   Cricket Licensee (Reauction) Inc.             X       7/22/04     384,722
399  Salt Lake City      UT       C2      15   WPQW516   Cricket Licensee (Reauction) Inc.             X       7/22/04   1,652,234
425  Spokane             WA       C2      15   WPOK602   Cricket Licensee (Reauction) Inc.             X       7/22/04     751,212
 18  Appleton-OshKosh    WI        E      10   KNLG966   Cricket Licensee (Reauction), Inc.            X       4/28/02     456,172
123  Eau Claire          WI        E      10   KNLG971   Cricket Licensee (Reauction), Inc.            X       4/28/02     196,580
234  La Crosse-Winona    WI/MN     D      10   KNLG983   Cricket Licensee (Reauction), Inc.            X       4/28/02     322,112
432  Stevens Point-
      Marshfield         WI        D      10   KNLG991   Cricket Licensee (Reauction), Inc.            X       4/28/02     215,593
432  Stevens Point-
      Marshfield         WI        E      10   KNLG253   Cricket Licensee (Reauction), Inc.            X       4/28/02        ---
------------------------------------------------------------------------------------------------------------------------------------
     SUBTOTAL                                                                                                           46,220,372


                                       19A

B. LICENSES NOT IN COLLATERAL POOL (EXCLUDING LICENSES LISTED ON FOLLOWING
   PAGES)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    COLLATERAL
                                                                                       POOL      1ST
                                                                                       X=YES     BUILD-
                               CHANNEL                                               (X)=BEING    OUT    DATE      01 POPS   01 POPs
BTA  MARKET NAME         STATE  BLOCK  MHZ CALL SIGN         NAME OF LICENSEE       TRANSFERRED  DATE    FILED      (EASI)    (EASI)
------------------------------------------------------------------------------------------------------------------------------------
 14  Anchorage           AK       C     30  WPOK573  Leap Wireless International                7/22/04             461,478
 49  Blythevelle         AR      C2     15  WPOK574  Leap Wireless International                7/22/04              71,601
140  Fayetteville-
      Springdale-Rogers  AR     C4,C5   20  WPOK580  Leap Wireless International                7/22/04             332,638
153  Ft. Smith           AR     C4,C5   20  WPOK581  Leap Wireless International                7/22/04             330,029
257  Little Rock         AR      C4      5  WPOK589  Leap Wireless International                7/22/04             971,470
348  Pine Bluff          AR      C4     10  WPOK594  Leap Wireless International                7/22/04             154,091
387  Russellville        AR      C2     15  WPOK598  Leap Wireless International                7/22/04              99,561
322  Nogales             AZ     C3,C4   20  WPOK592  Leap Wireless International                7/22/04              39,108
  6  Albany              GA      C2     15  WPOJ838  Cricket Licensee                           6/30/04             357,815
                                                      (Albany), Inc.
 92  Columbus            GA      C1     15  WPOJ839  Cricket Licensee                           6/30/04             366,390
                                                      (Columbus), Inc.
271  Macon               GA      C1     15  WPOJ841  Cricket Licensee (Macon), Inc.             6/30/04             668,632
 50  Boise-Nampa         ID      C1     15  WPOK575  Leap Wireless International                7/22/04             596,255
202  Idaho Falls         ID      C2     15  WPOK586  Leap Wireless International                7/22/04             225,322
250  Lewiston-Moscow     ID      C1     15  WPOK588  Leap Wireless International                7/22/04             124,661
451  Twin Falls          ID      C2     15  WPOK605  Leap Wireless International                7/22/04             164,293
 88  Coffeyville         KS      C2     15  WPOK578  Leap Wireless International                7/22/04              61,365
194  Houghton            MI       E     10  KNLG976  Leap Wireless International                4/28/02 To Expire      ---    47,227
206  Iron Mountain       MI       E     10  KNLG977  Leap Wireless International                4/28/02 To Expire      ---    45,768
207  Ironwood            MI       D     10  KNLG979  Leap Wireless International                4/28/02 To Expire      ---    31,989
207  Ironwood            MI       E     10  KNLG978  Leap Wireless International                4/28/02 To Expire      ---
282  Marquette           MI       E     10  KNLG986  Leap Wireless International                4/28/02 To Expire      ---    74,328
409  Sault Ste. Marie    MI       D     10  KNLG988  Leap Wireless International                4/28/02 To Expire      ---    58,007
409  Sault Ste. Marie    MI       E     10  KNLG/989 Leap Wireless International                4/28/02 To Expire      ---
138  Fargo               ND      C2     15  WPOK579  Leap Wireless International                7/22/04             317,873
166  Grand Forks         ND      C2     15  WPOK583  Leap Wireless International                7/22/04             202,542
162  Gallup              NM      C2     15  WPOK582  Leap Wireless International                7/22/04             145,922
386  Roswell             NM      C2     15  WPOJ702  Leap Wireless International                6/30/04              81,586
395  Salem-Albany-
      Corvallis          OR      C6      5  WPOK599  Leap Wireless International                7/22/04             534,999
279  Marinette-Menominee WI/MI    E     10  KNLG985  Leap Wireless International                4/28/02 To Expire      ---    68,935
 69  Casper-Gillette     WY      C1     15  WPOK577  Leap Wireless International                7/22/04             146,928
------------------------------------------------------------------------------------------------------------------------------------
     SUBTOTAL                                                                                                     6,454,559  326,254


                                       19B

C. LICENSES TO BE TRANSFERRED TO COLLATERAL POOL PENDING CLOSING OF NTCH TENN
   SWAP

------------------------------------------------------------------------------------------------------------------------------------
                                                                   COLLATERAL
                                                                      POOL       1ST
                                                                      X=YES     BUILD-
                       CHANNEL                                      (X)=BEING    OUT    DATE                                01 POPs
BTA MARKET NAME  STATE  BLOCK  MHZ  CALL SIGN  NAME OF ASIGNEE     TRANSFERRED  DATE    FILED    STATUS       SELLER         (EASI)
------------------------------------------------------------------------------------------------------------------------------------

121 Eagle Pass   TX      C1     15   WPOJ763  Cricket Licensee          X      6/30/04 5/29/01 Consented   Tennessee Swap    119,036
                                               (Reauction) Inc.
352 Plattsburgh  NY      C5     10   WPSJ980  Cricket Licensee          X      5/29/06 9/19/01 Consented   Tennessee Swap    118,818
                                               (Reauction) Inc.
463 Watertown    NY      C2     15   WPSJ989  Cricket Licensee          X      5/29/06 9/19/01 Consented   Tennessee Swap    302,829
                                               (Reauction) Inc.
281 Marion       OH      C3     10   WPSJ979  Cricket Licensee          X      5/29/06 9/19/01 Consented   Tennessee Swap     98,241
                                               (Reauction) Inc.
431 Steubenville OH      C3     10   WPSJ981  Cricket Licensee          X      5/29/06 9/19/01 Consented   Tennessee Swap    131,331
                                               (Reauction) Inc.
218 Johnstown    PA      C4     10   WPSJ977  Cricket Licensee          X      5/29/06 9/19/01 Consented   Tennessee Swap    232,154
                                               (Reauction) Inc.
265 Lufkin       TX      C4     10   WPSJ978  Cricket Licensee          X      5/29/06 9/19/01 Consented   Tennessee Swap    163,341
                                               (Reauction) Inc.
------------------------------------------------------------------------------------------------------------------------------------
    SUBTOTAL                                                                                                               1,165,750


D. Licenses To Be Transferred To NTCH Pending Closing of Tenn Swap and Idaho Transaction

------------------------------------------------------------------------------------------------------------------------------------

                                                                                 1ST
                                                                                BUILD-             FCC
                       CHANNEL                                                   OUT    DATE   APPLICATION                  01 POPs
BTA MARKET NAME  STATE  BLOCK  MHZ  CALL SIGN  NAME OF LICENSEE                 DATE    FILED    NUMBER       ASSIGNEE       (EASI)
------------------------------------------------------------------------------------------------------------------------------------

202 Idaho Falls  ID      C1     15   WPOK586  Leap Wireless                    7/22/04  5/7/01 451246      IAT Communi-      225,322
                                               International, Inc.                                          cations, Inc.
451 Twin Falls   ID      C1     15   WPOK605  Leap Wireless                    7/22/04  5/7/01 451246      IAT Communi-      164,293
                                               International, Inc.                                          cations, Inc.
146 Florence     AL      C1     15   KNLF463  Chasetel Licensee         X      9/17/01 5/24/01 467877      NTCH, Inc.        192,297
                                               Corp
 49 Blythevelle  AR      C1     15   WPOK574  Leap Wireless                    7/22/04 9/19/01 586962      NTCH, Inc.         71,601
                                               International, Inc.
 53 Bozeman      MT      C5     10   WPOK576  Leap Wireless                    7/22/04 9/19/01 586962      NTCH, Inc.         84,818
                                               International, Inc.
 96 Cookeville   TN      C1     15   KNLF461  Chasetel Licensee         X      9/17/01 5/24/01 467877      NTCH, Inc.        139,561
                                               Corp
120 Dyersburg-   TN      C1     15   KNLF462  Chasetel Licensee         X      9/17/01 5/24/01 467877      NTCH, Inc.        120,794
     Union City                                Corp
211 Jackson      TN      C1     15   KNLF464  Chasetel Licensee         X      9/17/01 5/24/01 467877      NTCH, Inc.        289,279
                                               Corp
229 Kingsport-   TN      C1     15   KNLF465  Chasetel Licensee         X      9/17/01 5/24/01 467877      NTCH, Inc.        711,868
     Johnston                                  Corp
     City
295 Middlesboro- KY      C1     15   KNLF468  CHASETEL LICENSEE         X      9/17/01 5/24/01 467877      NTCH, Inc.        118,250
     Harlan                                    CORP
------------------------------------------------------------------------------------------------------------------------------------
    SUBTOTAL                                                                                                               2,118,083


E.  Licenses Under Negotiation To Be Transferred to Third Parties

------------------------------------------------------------------------------------------------------------------------------------

                                                                                 1ST
                                                                                BUILD-
                       CHANNEL                                                   OUT                                        01 POPs
BTA MARKET NAME  STATE  BLOCK  MHZ  CALL SIGN  NAME OF LICENSEE                 DATE                                         (EASI)
------------------------------------------------------------------------------------------------------------------------------------

366 Pueblo       CO      C4     10   WPOK596  Leap Wireless                    7/22/04                                       316,376
                                               International
395 Salem-Albany OR      C3     10   WPOK599  Leap Wireless                    7/22/04                                       534,999
     -Corvallis                                International
 69 Casper-      WY      C2     15   WPOK577  Leap Wireless                    7/22/04                                       146,928
     Gillette                                  International
250 Lewiston-    ID      C1     15   WPOK588  Leap Wireless                    7/22/04                                       124,661
     Moscow                                    International
239 Lakeland     FL       F     10   KNLG741  Cricket Licensee          X      4/28/02                                       489,650
                                               (Lakeland) Inc.
 37 Bemidji      MN       E     10   KNLG967  Leap Wireless                    4/28/02                                        67,132
                                               International
 54 Brainerd     MN       E     10   KNLG968  Leap Wireless                    4/28/02                                        98,930
                                               International
132 Escanaba     MI       E     10   KNLG972  Leap Wireless                    4/28/02                                        47,541
                                               International
371 Redding      CA      C2     15   WPOK597  Leap Wireless                    7/22/04                                       278,572
                                               International
 53 Bozeman      MT     C3,C4   20   WPOK576  Leap Wireless                    7/22/04                                        84,818
                                               International
------------------------------------------------------------------------------------------------------------------------------------
    SUBTOTAL                                                                                                               2,189,607

F.  Licenses Pledged (or being pledged) to Third Parties

------------------------------------------------------------------------------------------------------------------------------------

                                                                                 1ST
                                                                                BUILD-
                       CHANNEL                                                   OUT    DATE                                01 POPs
BTA MARKET NAME  STATE  BLOCK  MHZ  CALL SIGN  NAME OF LICENSEE                 DATE    FILED    STATUS     THIRD PARTY      (EASI)
------------------------------------------------------------------------------------------------------------------------------------

 60 Buffalo      NY       E     10   WPOJ771  MCG PCS Licensee,        (1)     6/30/04         Consumated  MCG             1,212,839
                                               Inc.
228 Kennewick-   WA      C2     15   WPOK587  Leap Wireless                    7/22/04  2/7/02 Pending     NTCH              194,952
     Pasco-                                    International
     Richland
482 Yakima       WA      C2     15   WPOK607  Leap Wireless                    7/22/04  2/7/02 Pending     NTCH              258,928
                                               International
472 Wichita      KS      C1     15   WPOK606  Leap Wireless                    7/22/04  2/7/02 Pending     NTCH              660,794
                                               International
------------------------------------------------------------------------------------------------------------------------------------
    SUBTOTAL                                                                                                               2,327,513


(1) To be contributed to the collateral pool in the future pursuant to Section 5.18(g) of the Credit Agreement.



                                      19C

                                    EXHIBIT B

                                                                   Schedule 5.19

                               Further Investments

PLANNED LICENSE
SUBSIDIARY OWNER                   MARKET        1/31/2003        4/30/2003        7/31/2003       10/31/2003         2003 TOTAL
                                              -----------------------------------------------------------------------------------
AIRGATE LICENSES
Cricket Licensee (North
Carolina), Inc.                  Charlotte    $   242,476.77   $   242,476.77   $   242,476.77   $   242,476.77    $   969,907.08
Cricket Licensee XIII, Inc.     Greensboro        220,786.91       220,786.91       220,786.91       220,786.91        883,147.64
Cricket Licensee XIV, Inc.        Hickory           3,475.60         3,475.60         3,475.60         3,475.60         13,902.40
                                              -----------------------------------------------------------------------------------

AIRGATE SUBTOTAL                              $   466,739.28   $   466,739.28   $   466,739.28   $   466,739.28    $ 1,866,957.12


CHASETEL LICENSES
Cricket Licensee XV, Inc.       Chattanooga   $   513,150.99   $   513,150.99   $   513,150.99   $   513,150.99    $ 2,052,603.96
Cricket Licensee XVI, Inc.       Nashville      1,932,365.65     1,932,365.65     1,932,365.65     1,932,365.65      7,729,462.62
Cricket Licensee XVII, Inc.       Memphis       1,681,818.03     1,681,818.03     1,681,818.03     1,681,818.03      6,727,272.14
Cricket Licensee XVIII, Inc.     Knoxville        767,036.83       767,036.83       767,036.83       767,036.83      3,068,147.30
Cricket Licensee XIX, Inc.      Clarksville       134,274.42       134,274.42       134,274.42       134,274.42        537,097.69
                                              -----------------------------------------------------------------------------------

CHASETEL LICENSEE SUBTOTAL                    $ 5,028,645.92   $ 5,028,645.92   $ 5,028,645.92   $ 5,028,645.92    $20,114,583.70


Cricket Licensee XX, Inc.          Omaha      $    26,992.46   $    26,992.46   $    26,992.46   $    26,992.46    $   107,969.84
Cricket (Lakeland), Inc.         Lakeland          74,425.70        74,425.70        74,425.70        74,425.70        297,702.80
Cricket Holdings Dayton, Inc.     Dayton           43,097.39        43,097.39        43,097.39        43,097.39        172,389.56
Cricket Licensee Denver, Inc.     Denver           78,919.39        78,919.39        78,919.39        78,919.39        315,677.56
                                              -----------------------------------------------------------------------------------

TOTAL - ALL LICENSES                          $ 5,718,820.14   $ 5,718,820.14   $ 5,718,820.14   $ 5,718,820.14    $22,875,280.58

SEPARATE ACCOUNT OF PARENT                                                                                         $ 2,395,216.30

Amounts invested by Parent from time to time pursuant to Section 5.19 shall be allocated pro rata among the investments listed above based upon the debt service obligations that remain to be paid in 2003 with respect to such investments.

                                    EXHIBIT C

                                                                   Schedule 6.26
                         BTAs in Borrower 40 Market Plan

                    MARKET                STATE               BTAs

    1             Chattanooga              TN              Chattanooga
    2          Middle Tennessee            TN               Nashville
                                                           Clarksville
    3              Knoxville               TN               Knoxville
    4               Memphis                TN                Memphis
    5             Triad Area               NC       Greensboro /Winston-Salem
    6                Tulsa                 OK                 Tulsa
    7               Tucson                 AZ                Tucson
    8              Charlotte               NC               Charlotte
    9          Central Arkansas            AR              Little Rock
                                                           Hot Springs
                                                           Pine Bluff
   10            Wasatch Front             UT         Salt Lake City/Ogden
                                                              Provo
   11             Albuquerque              NM              Albuquerque
   12              Santa Fe                NM               Santa Fe
   13               Wichita                KS                Wichita
   14               Pueblo                 CO                Pueblo
   15               Spokane                WA                Spokane
   16             Fort Smith               AR              Fort Smith
   17               Hickory                NC                Hickory
   18             Pittsburgh               PA              Pittsburgh
   19                Macon                 GA                 Macon
   20              Columbus                GA               Columbus
   21         Northwest Arkansas           AR             Fayetteville
   22               Phoenix                AZ                Phoenix
   23               Denver                 CO            Denver/Boulder
   24                Boise                 ID                 Boise
   25               Dayton                 OH          Dayton /Springfield
   26                Omaha                 NE                 Omaha
   27                Salem                 OR                 Salem
   28     Reno-Sparks and Carson City      NV                 Reno
   29               Toledo                 OH                Toledo
                                                            Sandusky
   30          Northern Colorado           CO              Ft. Collins
                                                             Greeley

                    MARKET                STATE               BTAs
   31              Jonesboro               AR               Jonesboro
   32           Modesto-Merced             CA                Modesto
                                                             Merced
   33               Visalia                CA                Visalia
   34               Eugene                 OR                Eugene
   35               Lincoln                NE                Lincoln
   36                Flint                 MI                 Flint
   37     Battle Creek and Kalamazoo       MI             Battle Creek
                                                            Kalamazoo
   38               Jackson                MI                Jackson
   39              Syracuse                NY               Syracuse
   40               Buffalo                NY                Buffalo

                                    EXHIBIT D

                         Form of Intercompany Agreement

     (To be entered into between Parent and individual License Subsidiaries)

                        ADMINISTRATIVE SERVICES AGREEMENT

                                 by and between

                        LEAP WIRELESS INTERNATIONAL, INC.

                                       and

                                   ((COMPANY))

                                TABLE OF CONTENTS

                                                                                  PAGE

ARTICLE 1     SERVICES..........................................................     1

    1.1    Services.............................................................     1

    1.2    Term.................................................................     2

    1.3    Charges and Payment..................................................     2

    1.4    General Obligations; Standard of Care................................     3

    1.5    Certain Limitations..................................................     4

    1.6    Confidentiality......................................................     5

    1.7    Termination..........................................................     5

    1.8    Disclaimer of Warranties, Limitation of Liability And Indemnification     5

ARTICLE 2     MISCELLANEOUS.....................................................     6

    2.1    Taxes................................................................     6

    2.2    Relationship of Parties..............................................     6

    2.3    Modification And Amendment...........................................     6

                        ADMINISTRATIVE SERVICES AGREEMENT

      THIS ADMINISTRATIVE SERVICES AGREEMENT ("Agreement"), dated as of ____________ (the "Effective Date"), is by and between LEAP WIRELESS INTERNATIONAL, INC., a Delaware corporation ("Leap"), and ((COMPANY)), a Delaware corporation (the "Company").

      WHEREAS, the Company is a wholly-owned subsidiary of Leap; and

      WHEREAS, the Company desires to enter into this Agreement with Leap for the provision of administrative services to the Company on the terms set forth herein.

      NOW, THEREFORE, in consideration of the above premises and for other good and valid consideration, the receipt and adequacy of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    ARTICLE 1

                                    SERVICES

      1.1   SERVICES.

            (a) ADMINISTRATIVE SERVICES. Except as otherwise provided herein, for the term determined pursuant to Section 1.2 hereof, Leap shall provide, or cause to be provided, to the Company the following "Initial Services:"

                  (i) Human resources and personnel services, including recruiting and hiring of new employees and administration of payroll, employee benefits and stock option issuance and tracking ("HR Services");

                  (ii) Media relations, public affairs and advertising services ("Media Services");

                  (iii) Accounting, tax (including preparation and filing of all federal and state income and franchise tax returns, as applicable), billing, legal and other corporate support services ("Corporate Support Services");

                  (iv) Facilities rental, maintenance and related services, including supply of telephone and utility services, in San Diego ("Facilities Services"); and

                  (v) Payment of all federal and state unitary income taxes ("Income Tax Payments") owing from the Company.

            (b) ADDITIONAL SERVICES. From time to time after the date of this Agreement, the parties may identify and agree upon additional services that Leap will provide the Company in accordance with the terms of this Agreement (the "Additional Services" and, together with the Initial Services, the "Services"); provided, however, Leap shall have no obligation hereunder to provide any Additional Services unless it expressly so agrees. To the extent the parties agree, the parties shall create an amendment to this Agreement, setting forth a description of the Additional Service(s), the time period during which the Additional Service(s) will be provided, the charge, if any, for the Additional Service(s) and any other terms applicable thereto.

            (c) SERVICES PERFORMED BY OTHERS. At its option, Leap may cause any Service it is required to provide hereunder to be provided by any other person or entity that is providing, or may from time to time provide, the same or similar services for Leap.

      1.2 TERM. The term of this Agreement shall commence on the Effective Date and shall remain in effect until the first anniversary of the Effective Date and thereupon (and upon each anniversary thereafter)(the "Renewal Date") shall automatically renew for an additional one year period, unless (i) earlier terminated under Section 1.7 hereof or (ii) terminated by either party upon the Renewal Date, provided that such party has given written notice to the other party no less than six months prior to the Renewal Date, with a copy to the agent under the Credit Agreement and to the agent under each other credit agreement constituting a Secured Instrument (in either event, the "Termination Date"). The terms "Credit Agreement" and "Secured Instrument" are used in Sections 1.2 and 1.7 as such terms are defined in the Collateral Agency and Intercreditor Agreement, dated as of November 24, 1999, among Cricket Communications, Inc., State Street Bank and Trust Company, and the other parties thereto, as amended from time to time.

      1.3   CHARGES AND PAYMENT.

            (a) CHARGES FOR INITIAL SERVICES. Leap shall allocate and bill the Company for all reasonable charges stemming from the provision of (i) the HR Services, the Media Services, the Corporate Support Services, and the Facilities Services annually for a fixed fee of Twenty Five Thousand Dollars ($25,000.00) per year; and (ii) the Income Tax Payments in accordance with the provisions of Regulation Section 1.1502-33(d)(3) promulgated by the United States Treasury Department in conjunction with the method under Regulation Section 1.1552-1(a)(1) (The percentage to be used under Regulation Section 1.1502(d)(1) is 100%), all as adjusted from time to time in accordance with the process and procedures established under subsection 1.3(d) hereof. Wherever practical, charges shall be levied only to the extent necessary to reimburse Leap for the costs of performing the Services, and shall be based on actual incurred costs, not budgeted or estimated costs.

            (b) CHARGES FOR ADDITIONAL SERVICES. The Company shall pay Leap the charges, if any, set forth in the applicable amendment to this Agreement for the provision of each of the Additional Services listed therein, which charges shall be determined consistent with subsection 1.3(a) above.

            (c) PAYMENT TERMS. Leap shall bill the Company pro-rata on a monthly basis for all charges pursuant to this Agreement. Such bills shall be accompanied by reasonable documentation or other reasonable explanation supporting such charges. The Company shall pay Leap for all Services provided hereunder within thirty (30) days after receipt of an invoice therefor. Late payments shall bear interest at the rate of 10% per annum, compounded annually.

            (d) ERROR CORRECTION; TRUE-UPS; ACCOUNTING. The parties shall agree on a process and procedure for conducting internal audits and making adjustments to charges as a result of the movement of employees and functions between parties, the discovery of errors or omissions in charges, as well as a true-up of amounts owed. In no event shall such processes and procedures extend beyond one (1) year after completion of a Service.

            (e) PRICING ADJUSTMENTS. In the event of a tax audit adjustment relating to the pricing of any or all Services provided pursuant to this Agreement in which it is determined by a taxing authority that any of the charges, individually or in combination, did not result in an arm's-length payment, then the parties may agree to make corresponding adjustments to the charges in question for such period to the extent necessary to achieve arm's-length pricing. Any adjustment made pursuant to this subsection 1.3(e) shall be reflected in the parties' official books and records, and the resulting overpayment or underpayment shall create an obligation to be paid by either Leap or the Company, as applicable, on the same payment terms as specified in subsection 1.3(c) above.

            (f) REIMBURSEMENT OF OTHER COSTS AND EXPENSES. From time to time, Leap may, with the approval of the Company, incur costs and expenses on a reasonable basis on behalf of the Company unrelated to the provision of the Services and shall invoice the Company separately for such costs and expenses. The Company shall promptly, and in no event later than thirty (30) days following receipt of such invoice, remit payment therefore to Leap.

      1.4   GENERAL OBLIGATIONS; STANDARD OF CARE.

            (a) PERFORMANCE REQUIREMENTS: LEAP. Subject to subsection 1.5(b), Leap shall maintain sufficient resources to perform its obligations hereunder. Leap shall exercise the same care and skill as it exercises in performing similar services for itself.

            (b) PERFORMANCE REQUIREMENTS: THE COMPANY. The Company shall, in connection with receiving Services, provide information and documentation, sufficient resources and timely decisions, approvals and acceptances in order that Leap may accomplish its obligations hereunder in a timely manner.

            (c) NATURE OF SERVICES; CHANGES. The parties acknowledge the nature of the Services and that Leap may make changes from time to time in the manner of performing the Services (e.g., if Leap is making similar changes in performing similar services for itself and its affiliates).

            (d) RESPONSIBILITY FOR ERRORS; DELAYS. Leap's sole responsibility to the Company:

                  (i) for errors or omissions in connection with Services shall be to furnish correct information, payment and/or adjustment in the Services, at no additional cost or expense to the Company; provided, the Company must promptly advise Leap of any such error or omission of which it becomes aware; and

                  (ii) for failure to adequately deliver any Service because of Impracticability, shall be to use reasonable efforts, subject to subsection 1.5(b), to make the

Services available and/or to resume performing the Services as promptly as reasonably practicable.

            (e) GOOD FAITH COOPERATION; CONSENTS. The parties will use good faith efforts to cooperate with each other in all matters relating to the provision and receipt of Services. Such cooperation shall include exchanging information, providing electronic access to systems used in connection with Services, performing true-ups and adjustments and obtaining all consents, licenses, sublicenses or approvals necessary to permit each party to perform its obligations hereunder. The costs of obtaining such consents, licenses, sublicenses or approvals shall be allocated in accordance with Section 1.3(a). The parties will maintain supporting documentation and cooperate with each other in making such information available as needed in the event of a tax audit.

            (f) ALTERNATIVES. If Leap reasonably believes it is unable to provide any Service because of Impracticability, the parties shall cooperate to determine the best alternative approach. Until such alternative approach is found or the problem otherwise resolved to the satisfaction of the parties, Leap shall use reasonable efforts, subject to Section 1.5(a) and Section 1.5(b), to continue providing the Service. To the extent an agreed upon alternative approach requires payment above and beyond that which is included in Leap's charge for the Service in question, the Company shall make any such additional payment unless the parties otherwise agree in writing.

      1.5   CERTAIN LIMITATIONS.

            (a) IMPRACTICABILITY. Leap shall not be required to provide any Service to the extent the performance of such Service becomes "Impracticable" as a result of a cause or causes outside the reasonable control of Leap, or to the extent the performance of such Services would require Leap to violate any applicable laws, rules or regulations, or would result in the breach of any software license or other applicable contract.

            (b) ADDITIONAL RESOURCES. In providing the Services, Leap shall not be obligated to: (i) hire any additional employees; (ii) maintain the employment of any specific employee; (iii) purchase, lease or license any additional equipment or software; or (iv) pay any costs related to the transfer or conversion of the Company's data to the Company or any alternate supplier of Services.

            (c) NO SALE, TRANSFER, ASSIGNMENT. The Company may not sell, transfer, assign or otherwise use the Services provided hereunder, in whole or in part, for the benefit of any person or entity other than the Company.

      1.6   CONFIDENTIALITY.

            (a) INFORMATION SUBJECT TO OTHER OBLIGATIONS. The Company agrees that all confidential information regarding the Services, including, but not limited to, price, costs, methods of operation, and software, shall be maintained in confidence.

            (b)   INTERNAL USE; TITLE, COPIES, RETURN. The Company agrees that:

                  (i) all systems, procedures and related materials provided to the Company are for the Company's internal use only and only as related to the Services;

                  (ii) title to all systems used in performing the Services provided hereunder shall remain in Leap or its third party vendors;

                  (iii) The Company shall not copy, modify, reverse engineer, decompile or in any way alter systems without Leap's express written consent;

                  (iv) Upon the termination of any of the Services, the Company shall return to Leap, as soon as practicable, any equipment or other property of Leap relating to the Services which is owned or leased by Leap and is or was in the Company's possession or control.

      1.7   TERMINATION.

            (a) ELECTION TO TERMINATE. Either party may terminate this Agreement with respect to some or all of the Services by giving at least six months advance written notice of such termination to the other party, with a copy to the agent under the Credit Agreement and to the agent under each other credit agreement constituting a Secured Instrument.

            (b) AUTOMATIC TERMINATION. Except to the extent the parties otherwise agree in writing, this Agreement will automatically terminate on the Termination Date.

            (c) TERMINATION OF LESS THAN ALL SERVICES. In the event of any termination with respect to one or more, but less than all, Services, this Agreement shall continue in full force and effect with respect to any Services not terminated hereby.

      1.8   DISCLAIMER OF WARRANTIES, LIMITATION OF LIABILITY AND
            INDEMNIFICATION.

            (a) DISCLAIMER OF WARRANTIES. LEAP DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE SERVICES. LEAP MAKES NO REPRESENTATIONS OR WARRANTIES AS TO THE QUALITY, SUITABILITY OR ADEQUACY OF THE SERVICES FOR ANY PURPOSE OR USE.

            (b) LIMITATION OF LIABILITY; INDEMNIFICATION OF THE COMPANY. Leap shall have no liability to the Company with respect to its furnishing any of the Services hereunder except for liabilities arising out of its gross negligence or willful misconduct occurring after the date hereof. Leap will indemnify, defend and hold harmless the Company in respect of all liabilities related to, arising from, asserted against or associated with such gross negligence or willful misconduct. In no event shall Leap or any of its agents or affiliates have any liability for any incidental, indirect, special or consequential damages, whether or not caused by or resulting from negligence or breach of obligations hereunder and whether or not informed of the possibility of the existence of such damages.

            (c) LIMITATION OF LIABILITY; INDEMNIFICATION OF LEAP. The Company shall indemnify and hold harmless Leap in respect of all liabilities related to, arising from, asserted against or associated with Leap's furnishing or failing to furnish the Services provided for in this Agreement, other than liabilities arising out of the willful misconduct following the date hereof.. In no event shall Leap have any liability for any incidental, indirect, special or consequential damages, whether or not caused by or resulting from negligence or breach of obligations hereunder and whether or not informed of the possibility of the existence of such damages.

                                    ARTICLE 2

                                  MISCELLANEOUS

      2.1 TAXES. The Company shall bear all taxes, duties and other similar charges (and any related interest and penalties) imposed as a result of the Company's receipt of Services under this Agreement, including any tax which the Company is required to withhold or deduct from payments to Leap, except any net income tax imposed upon Leap.

      2.2 RELATIONSHIP OF PARTIES. Nothing in this Agreement shall be deemed or construed by the parties or any third party as creating the relationship of principal and agent, partnership or joint venture between the parties, it being understood and agreed that no provision contained herein, and no act of the parties, shall be deemed to create any relationship between the parties other than the relationship of independent contractor nor be deemed to vest any rights, interest or claims in any third parties.

      2.3 MODIFICATION AND AMENDMENT. This Agreement may not be modified or amended except in a writing signed by the parties.

      IN WITNESS WHEREOF, the parties have executed this Interim Services Agreement as of the date first above written.

                                        LEAP WIRELESS INTERNATIONAL, INC.:

                                        By:
                                           ----------------------------------
                                        Name:
                                        Title:

                                        ((COMPANY)):

                                        By:
                                           ----------------------------------
                                        Name:
                                        Title:

                                    EXHIBIT E

              March 2002 Equity Investments in License Subsidiaries

                                                CONTRIBUTION/REMAINING 2002 DEBT
LICENSE SUBSIDIARY                                      SERVICE OBLIGATION

Cricket Licensee (North Carolina), Inc.                     $   951,692.82
Cricket Licensee XIII, Inc.                                     441,573.82
Cricket Licensee XIV, Inc.                                        6,951.20
Chasetel Licensee Corp.                                       1,232,118.87
Cricket Licensee XV, Inc.                                       251,464.52
Cricket Licensee XVI, Inc.                                      946,936.50
Cricket Licensee XVII, Inc.                                     824,158.14
Cricket Licensee XVIII, Inc.                                    375,878.74
Cricket Licensee XIX, Inc.                                       65,799.84
Cricket Licensee (Reauction), Inc.                               26,992.46
Cricket Licensee XX, Inc.                                        53,984.92
Cricket Licensee (Lakeland), Inc.                               223,277.10
Cricket Holdings Dayton, Inc.                                   129,292.17
Cricket Licensee (Denver), Inc.                                 236,758.17

TOTAL                                                       $ 5,766,879.27



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